UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

___________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

North Haven Net REIT

(Exact name of registrant as specified in its charter)

Maryland	000-56611	92-2570735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 33rd Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 761-2340

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 30, 2025, North Haven Net REIT, a Maryland statutory trust (the “Company”), declared distributions for each class of its common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), in the amount per share set forth below:

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class S Common Shares	$0.1014	$0.0143	$0.0871
Class F-S Common Shares	$0.1014	$0.0143	$0.0871
Class I Common Shares	$0.1014	$-	$0.1014
Class IO Common Shares	$0.1014	$-	$0.1014
Class F-I Common Shares	$0.1014	$-	$0.1014
Class F-IO Common Shares	$0.1014	$-	$0.1014
Class E Common Shares	$0.1014	$-	$0.1014

The net distributions for each class of Common Shares (which represents the gross distributions less shareholder servicing fees for the applicable class of Common Shares) are payable to shareholders of record as of the close of business on April 30, 2025, and will be paid on or about May 20, 2025. These distributions will be paid in cash or reinvested in the applicable class of Common Shares for shareholders participating in the Company’s distribution reinvestment plan.

Item 1.01. Entry into a Material Definitive Agreement.

The Company has designated new classes of its Common Shares, Class F-IO Common Shares, par value $0.01 per share (the “Class F-IO shares”), and Class IO Common Shares, par value $0.01 per share (the “Class IO shares”), as described in Item 5.03 in this Current Report on Form 8-K (this "Current Report"). The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of redemption for the Class F-IO shares and Class IO shares are substantially similar to the rights, preferences and terms of the Company’s other classes of Common Shares, including the same proportional rights to the Company’s assets. In connection therewith, the Company is amending certain of its agreements and plans to incorporate the designation of Class F-IO shares and Class IO shares.

Second Amended and Restated Limited Partnership Agreement of NH Net REIT Operating Partnership, LP

On April 28, 2025, the Company, on behalf of itself as the general partner and on behalf of the limited partners thereto, entered into the Second Amended and Restated Limited Partnership Agreement (the “Amended Operating Partnership Agreement”) of NH Net REIT Operating Partnership, LP, a Delaware limited partnership and the operating partnership of the Company (the “Operating Partnership”). The Amended Operating Partnership Agreement amends and restates the prior version of the agreement to make certain updates to reflect the new Class F-IO shares and Class IO shares and to establish two new corresponding classes of units of the Operating Partnership, designated as Class F-IO units and Class IO units. The preferences, rights, restrictions, qualifications, and terms and conditions of conversion and redemption for the Class F-IO units and Class IO units are substantially similar to the rights, preferences and terms of the other classes of Operating Partnership units.

The foregoing summary description of the Amended Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Operating Partnership Agreement, a copy of which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Amended and Restated Dealer Manager Agreement and Form of Participating Broker-Dealer Agreement

On April 28, 2025, the Company and Morgan Stanley Distribution, Inc. entered into the Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), including a revised form of Participating Broker-Dealer Agreement (the “Amended Form of Participating Broker-Dealer Agreement”) to be entered into with certain broker-dealers, to make certain updates to reflect the designation of the new Class F-IO shares and Class IO shares.

The foregoing summary description of each of the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement and the Amended Form of Participating Broker-Dealer Agreement, copies of which are included as Exhibit 10.2 and Exhibit 10.3 to this Current Report and incorporated herein by reference.

Amended and Restated Advisory Agreement

On April 28, 2025, the Company, the Operating Partnership and MSREF Real Estate Advisor, Inc. amended and restated the Advisory Agreement (the “A&R Advisory Agreement”), to make certain updates to reflect the designation of the new Class F-IO shares and Class IO shares.

The foregoing summary description of the A&R Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Advisory Agreement, a copy of which is included as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Declaration of Trust

On April 28, 2025, the Company adopted the Second Amended and Restated Declaration of Trust (the “Amended Declaration of Trust”), pursuant to which the Company designated the new Class F-IO shares and Class IO shares.

The foregoing summary description of the Amended Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the Amended Declaration of Trust, a copy of which is included as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01. Other Events.

Amended and Restated Share Repurchase Plan

Effective April 28, 2025, the Board of Trustees (the “Board”) of the Company amended the Company’s share repurchase plan (as amended, the “Share Repurchase Plan”) to incorporate Class F-IO shares and Class IO shares in the Share Repurchase Plan. The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Amended and Restated Distribution Reinvestment Plan

Effective April 28, 2025, the Board amended the Company’s distribution reinvestment plan (the “DRIP”) to incorporate Class F-IO shares and Class IO shares in the DRIP. The foregoing summary description of the DRIP does not purport to be complete and is qualified in its entirety by reference to the DRIP, a copy of which is included as Exhibit 4.2 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Second Amended and Restated Declaration of Trust of North Haven Net REIT, dated as of April 28, 2025
4.1	Amended and Restated Share Repurchase Plan, effective as of April 28, 2025
4.2	Amended and Restated Distribution Reinvestment Plan, effective as of April 28, 2025
10.1

Second Amended and Restated Limited Partnership Agreement of NH Net REIT Operating Partnership, LP, dated April 28, 2025, by and among North Haven Net REIT, as the general partner, Net REIT Special Limited Partner LP, and the other limited partners party thereto from time to time

10.2	Amended and Restated Dealer Manager Agreement, dated April 28, 2025, between North Haven Net REIT and Morgan Stanley Distribution, Inc.
10.3

Form of Participating Broker-Dealer Agreement between Morgan Stanley Distribution, Inc. and participating broker-dealers (included as Exhibit A to the Amended and Restated Dealer Manager Agreement filed as Exhibit 10.2 hereof)

10.4	Amended and Restated Advisory Agreement, dated April 28, 2025, North Haven Net REIT, NH Net REIT Operating Partnership, LP and MSREF Real Estate Advisor, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN NET REIT
Date: April 30, 2025	By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Chief Financial Officer and Head of Capital Markets